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                                                            [CS&M Draft--8/4/97]





                                   ECCS, Inc.

                              2,000,000 Shares 1/
                                  Common Stock
                                ($.0l par value)

                             Underwriting Agreement


                                                        Tinton Falls, New Jersey
                                                                August [ ], 1997

Unterberg Harris
As Representative of
the several Underwriters
named in Schedule I hereto
c/o Unterberg Harris
10 East 50th Street
22nd Floor
New York, N.Y. 10022


Dear Sirs:

                ECCS, Inc., a New Jersey corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as Representative, 1,875,832 shares of Common Stock, $.0l par value ("Common Stock") of the Company, and the persons named in Schedule II hereto (the "Selling Shareholders") propose to sell to the Underwriters 124,168 shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Selling Shareholders collectively being hereinafter called the "Underwritten Securities"). The Company also


--------

   1/ Plus an option to purchase from ECCS, Inc. up to 281,375 additional shares to cover over-allotments.
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propose[s] to grant to the Underwriters an option to purchase up to 281,375 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

            The terms which follow, when used in this Agreement, shall have the meanings indicated.

               "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.

               "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

               "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

               "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

               "Registration Statement" shall mean the registration statement referred to in paragraph (i) above, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined including any
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      documents incorporated by reference), and shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

               "Rule 424" and "Rule 430A" refer to such rules under the Act.

               "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            1. Representations and Warranties of the Company.

            (a) The Company represents and warrants to, and agrees with, the Underwriters as set forth below in this Section 1. Certain terms used in this
Section I are defined in subparagraph (iv) of this paragraph (a).

            (i) The Company meets the requirements for the use of Form S-2 under the Act and has filed with the Securities and Exchange Commission (the
      "Commission") a registration statement (file number 333-    ) on Form S-2
      including a related preliminary prospectus, for the registration under the Securities Act of 1933 (the "Act") of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Company has included in such registration statement, as
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      amended at the Effective Date, all information (other than Rule 430A
      Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

            (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Selling Shareholders
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      make no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

            (iii) The Company has not and will not in connection with the filing of the Registration Statement or any other registration statement being filed by the Company violate any provision of any contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement being filed by the Company.

            (iv) The Company's authorized equity capitalization is as set forth in the Prospectus. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and the Company has full power and authority to execute and deliver this Agreement and to issue and sell the Securities as herein contemplated.

            (v) Each of the Company and its subsidiaries is duly qualified or licensed by and are in good standing in each jurisdiction in which they conduct their
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      respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified and in good standing would have a material adverse effect on the operations, business, condition or property of the Company and the subsidiaries, taken as a whole; and the Company and each of the subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions and where the failure so to comply would have a material adverse effect on the operations, business, condition or property of the Company and the subsidiaries, taken as a whole.

            (vi) Neither the Company nor any of the subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of the subsidiaries is a party or by which any of them is bound, the effect of which would have a material adverse effect on the Company and the subsidiaries, taken as a whole, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provisions of the charter or by-laws, of the Company or any of the subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of the subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any Federal, state,

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      local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the subsidiaries.

            (vii) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (viii) The capital stock of the Company, including the Securities, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the certificates for the Securities are in due and proper form and the holders of the Securities will not be subject to personal liability solely by reason of being such holders.

            (ix) No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board,12 body, authority or agency is required in connection with the issuance and sale of the Securities as contemplated hereby other than registration of the Securities under the Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters.

            (x) Other than (x) such shares of Common Stock that may be issuable pursuant to outstanding options and warrants, (y) as set forth under the captions "Description of Capital Stock--Common Stock" and "--Registration Rights" in the Registration Statement

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      and Prospectus or (y) to the extent such rights to include any shares of
      Common Stock in this Registration Statement have been satisfied or waived, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Securities to the Underwriters hereunder, nor does any person have preemptive rights, rights of first refusal or other rights to purchase any of the Securities.

            (xi) Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and the subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, to the best of the Company's knowledge, are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder.

            (xii) Each of the Company and the subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any Federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct their respective businesses and where the failure to obtain such licenses, authorizations, consents and approvals or make such filings would have a material adverse effect on the Company and the subsidiaries, taken as a whole. Neither the Company nor any of the subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any Federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the subsidiaries the effect of which would have a material adverse effect on the Company and the subsidiaries taken as a whole.
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            (xiii) There are no actions, suits or proceedings pending or threatened against the Company or any of the subsidiaries or any of their respective properties, at law or in equity, or before or by any Federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are reasonably likely to result in a judgment, decree or order having a material adverse effect on the operations, business, condition, prospects or property of the Company and the subsidiaries taken as a whole.

            (xiv) The audited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and the subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and the subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

            (xv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (i) any material and unfavorable change, financial or otherwise, in the business, properties, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company and the subsidiaries taken as a whole, (ii) any transaction, which is material to the Company and the subsidiaries taken as a whole, contemplated or entered into by the Company or any of the subsidiaries or (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the subsidiaries which is material to the Company and the subsidiaries taken as a whole.
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            (xvi) The Securities have been approved for inclusion on the Nasdaq
      Small Cap Market, subject to official notice of issuance.

            (b) Each Selling Shareholder represents and warrants to, and agrees with, each Underwriter that:

            (i) Such Selling Shareholder is the lawful owner of the Securities to be sold by such Selling Shareholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Shareholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

            (ii) Certificates in negotiable form for such Selling Shareholder's Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, as the case may be (collectively, the "Preferred Stock"), which Preferred Stock is automatically convertible into Common Stock of the Company, have been placed in custody for delivery pursuant to the terms of this Agreement, under a Power of Attorney and Custody Agreement duly authorized, executed and delivered by such Selling Shareholder, in the form heretofore furnished to you (the "Power of Attorney and Custody
      Agreement") with [                 ], as Custodian (the "Custodian"); the
      Securities represented by the certificates so held in custody for each Selling Shareholder are subject to the interests hereunder of the Underwriters, the Company and the other Selling Shareholders; the arrangements for custody and delivery of such certificates, made by such Selling Shareholder hereunder and under the Power of Attorney and Custody Agreement, are not subject to termination by any acts of such Selling Shareholder, or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event

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      shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Power of Attorney and Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

            (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

            (iv) Neither the sale of the Securities being sold by such Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or certificate of limited partnership or limited partnership agreement of such Selling Shareholder or the terms of any indenture or other agreement or instrument to which such Selling Shareholder is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder.

            (v) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder and is a legal, valid and binding agreement of such Selling Shareholder enforceable in accordance

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      with its terms (subject in each case to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (vi) When the Registration Statement becomes effective and at all times subsequent thereto through the latest of the time of purchase, additional time of purchase or the termination of the offering of the Securities, the Registration Statement and Prospectus, and any supplements or amendments thereto as relate to such Selling Shareholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) Each Representative represents and warrants to the Company and each Selling Shareholder that it has the requisite authority to enter into this Agreement on behalf of the other several Underwriters named in Schedule I hereto.

            2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Shareholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price of [ ] per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several

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Underwriters to purchase, severally and not jointly, up to the total number of
Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representative to the Company and such Selling Shareholders setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of option Securities by the Company and payment therefor to the Company shall be made as provided in Section 3 hereof. In the event that the Underwriters exercise less than their full over-allotment option, the number of shares of the Option Securities to be sold by each party listed on Schedule III shall be, as nearly as practicable, in the same proportion to each other as are the number of shares of the Option Securities listed opposite their respective names on said Schedule Ill. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

            3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in
Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on
[    ], 1997, or such later date (not later than [    ], 1997) as the
Representative shall designate, which date and time may be postponed by agreement among the Representative, the Company and the Selling Shareholders or as provided in Section 9 hereof (such date

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and time of delivery and payment for the Securities being herein called the
"Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Shareholders to the Company and the Selling Shareholders or the Custodian on behalf of the Selling Shareholders, by wire transfer in immediately available funds. Delivery of the Underwritten Securities and (if the option provided for in Section 2(b) hereof shall have been exercised) the Option Securities shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date and payment for such Securities shall be made at such location in the State of New Jersey as the Company and the Representative shall agree. Certificates for the Securities shall be registered in such names and in such denominations as the Representative may request not less than three full business days in advance of the Closing Date.

            The Company and the Selling Shareholders agree to have the Underwritten Securities (and, if the option provided for in Section 2(b) hereof shall have been exercised, the Option Securities) available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

            Each Selling Shareholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Shareholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

            If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of

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the Company) to the Representative, on the date specified by the Representative
(which shall be within three business days after exercise of said option), and at such place as may be designated by the Representative, certificates for the Option Securities in such names and denominations as the Representative shall have requested against payment of the purchase price thereof to the Company by wire transfer in immediately available funds. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

            5. Agreements.

            (a) The Company agrees with the several Underwriters that:

            (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without your prior consent. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effective ness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

            (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or

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      supplement which will correct such statement or omission or effect such compliance.

            (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (iv) The Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request. [The Company will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Act.] The Company will pay the expenses of printing or other production of all documents relating to the offering.

            (v) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate, and will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

            (vi) The Company will apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

            (vii) The Company will not, for a period of

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      90 days following the Execution Time, without the prior written consent of Unterberg Harris, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may (a) issue and sell Common Stock pursuant to any employee stock option plan in effect at the Execution Time, (b) issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, and (c) if so provided in the Company's Savings and Protection Plan at the Execution Time, issue Common Stock as all or part of the Company's "Employer Matching Contributions" thereunder, as that term is defined therein.

            (viii) The Company will pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 7 hereof) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment),
      (ii) the issuance, sale and delivery of the Securities by the Company and the Selling Shareholders, (iii) the word processing or printing, and reproduction and distribution, of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Statements of Information and the Custody Agreements and the reproduction or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the distribution of the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex, telecopy or other means of communication, (v) the qualification of the Securities for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers,
      (vi) any listing of the Securities on any securities exchange or designation of the Securities for inclusion on the NASDAQ SmallCap Market and any registration thereof under the Exchange Act, (vii) the filing for review of the public offering of the Securities by the National Association of Securities Dealers, Inc. (the "NASD"), and (viii) the performance of the Company's and the Selling Shareholders' other obligations hereunder; and

            (b) Each Selling Shareholder agrees with the several Underwriters that such Selling Shareholder will not, during the period of 90 days following the Execution Time, without the prior written consent of Unterberg Harris, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock beneficially owned by such person, or any securities convertible into, or exchangeable for, shares of Common Stock.

            6. Conditions to the obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 10:00 AM on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have furnished to the Representative the opinion of Buchanan Ingersoll, counsel for the Company, dated the Closing Date, to the effect that:

            (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business; and each subsidiary, (individually a "Subsidiary" and collectively the "Subsidiaries") is inactive, and the Subsidiaries do not, either individually or in the aggregate, own or lease a material portion of the Company's property or assets or conduct a material portion of the Company's business;

            (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus (including the security interests of NationsBanc Commercial Corporation and AT&T Commercial Finance Corporation described therein), all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

            (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities being sold hereunder by the Company and by the Selling Shareholders are duly designated for inclusion, subject to official notice of issuance by the Company, on the National Association of Securities Dealers Automated Quotation ("NASDAQ") SmallCap Market System; the certificates for the Securities are in valid and sufficient form; and to the best knowledge of such counsel, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

            (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and to the best knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

            (v) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (vi) this Agreement has been duly authorized, executed and delivered by the Company;

            (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

            (viii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

            (ix) except to the extent set forth in the Prospectus or waived with respect to registration of any of the Securities to be issued and sold pursuant to this Agreement, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New Jersey or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Refer-ence to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

            (c) The Selling Shareholders shall have furnished to the Representative the opinion of Buchanan Ingersoll, counsel for the Selling Shareholders, dated the Closing Date, to the effect that:

            (i) this Agreement and the Power of Attorney and Custody Agreement have been duly authorized, executed and delivered by the Selling Shareholders, the Power of Attorney and Custody Agreement is valid and binding on the Selling Shareholders and each Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Power of Attorney and Custody Agreement the Securities being sold by such Selling Shareholder hereunder;

            (ii) the delivery by each Selling Shareholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Shareholder against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever;

            (iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

            (iv) neither the sale of the Securities being sold by any Selling Shareholder nor the consummation of any other of the transactions herein contemplated by any Selling Shareholder or the fulfillment of the terms hereof by any Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or certificate of limited partnership or limited partnership agreement of any Selling Shareholder or the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Shareholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Shareholder.

            (v) to the best of such counsel's knowledge, the statements in the Prospectus under the caption "Principal and Selling Shareholders" insofar as such statements constitute a summary of the matters referred to therein present fairly the information called for with respect to such matters.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New Jersey or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Shareholders or of responsible officers of the Selling Shareholders and public officials or on the certificate of limited partnership and partnership agreement of the Selling Shareholders.

            (d) The Representative shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinions or letters, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (e) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

            (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be per formed or satisfied at or prior to the Closing Date;

            (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

            (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (f) At the Execution Time and at the Closing Date, Ernst & Young shall have furnished to the Representative a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

            (i) in their opinion the audited consolidated financial statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

            (ii) on the basis of a reading of the latest unaudited consolidated financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information for the six-month period ended June 30, 1997, and as at [ ], 1997, as indicated in their report dated August [ ], 1997; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the Shareholders, directors and audit and compensation committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to June 30, 1997, nothing came to their attention which caused them to believe that:

                  (1) any unaudited financial statements included in the
            Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-2; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

                  (2) with respect to the period subsequent to June 30, 1997, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the notes payable or long-term debt of the Company and the Subsidiaries or capital stock of the Company or decreases in the Shareholders' equity of the Company or decreases in working capital of the Company and the Subsidiaries as compared with the amounts shown on the June 30, 1997 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from July 1, 1997 to such specified date there were any decreases, as compared with the corresponding period in the preceding year and the corresponding period in the preceding quarter in net sales or gross profit or income before provision for income taxes or income from continuing operations or net income, of the Company and the Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative;

            (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

      References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

            (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement(exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

            (h) At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit A hereto from each warrantholder, each holder of the Company's Series B or Series C Preferred Stock, each officer and director of the Company and each Selling Shareholder, addressed to the Representative, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by such person or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 90 days following the Execution Time, without the prior written consent of Unterberg Harris.

            (i) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company and each Selling Shareholder in writing or by telephone or telegraph confirmed in writing.

            7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel, but not including, for purposes of this Section 7, any lost profits of the Underwriters) that shall have been incurred by them in connection with the proposed purchase and sale of the

Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Shareholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, such Selling Shareholder shall reimburse the Company on demand for all amounts so paid.

            8. Indemnification and Contribution. (a) The Company and the Selling Shareholders jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Securities Exchange Act of 1934 (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any director, officer, employee or agent of such Underwriter or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required under the Act and any untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholders may otherwise have.

            (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Shareholder, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representative, confirm that such statements are correct.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Shareholders, jointly and severally, and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Shareholders, jointly and severally, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            (e) Without limitation of and in addition to its obligations under the other paragraphs of this Section 8, the Company agrees to indemnify and hold harmless Burnham Securities Inc. in its role as a "qualified independent underwriter" (within the meaning of Rule 2720 of the Conduct Rules of the NASD), its directors, officers, employees and agents and each person who controls Burnham Securities Inc. within the meaning of either the Act or the Exchange Act, provided that they comply with Rule 2720 of the Conduct Rules of the NASD, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject that are separate or different from liabilities as an Underwriter referred to in
Section 8(a), insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon Burnham Securities Inc.'s acting as a "qualified independent underwriter" in connection with the offering contemplated by this Agreement, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (f) The liability of each Selling Shareholder under such Selling Shareholder's representations and warranties contained in Section I hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the net proceeds of the Securities sold by such Selling Shareholder to the Underwriters. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

            9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Under writer or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Shareholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the NASDAQ SmallCap Market System or trading in securities generally on the New York Stock Exchange, the NASDAQ National Market System or the NASDAQ SmallCap Market System shall have been suspended or limited or minimum prices shall have been established on either such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal authorities or by authorities in the States of New York or New Jersey or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to it, in care of Unterberg Harris, 10 East 50th Street, 22nd Floor, New York, New York, 10022; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at One Sheila Drive, Tinton Falls, NJ 07724, attention of the President and chief Executive Officer; or if sent to a Selling Shareholder, will be mailed, delivered or telegraphed and confirmed to such Selling Shareholder at the address of such Selling Shareholder set forth in Schedule II hereto.

            13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholders and the several Underwriters.

                                        Very truly yours,

                                        ECCS, Inc.,

                                        By:
                                           _____________________________________
                                           Name:
                                           Title:


                                        By:
                                           _____________________________________
                                             Attorney-in-Fact


                                        By:
                                           _____________________________________
                                             Attorney-in-Fact


                                        By:
                                           _____________________________________
                                             Attorney-in-Fact


                                        By:
                                           _____________________________________
                                             Attorney-in-Fact

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written

Unterberg Harris



By:   Unterberg Harris

By:
    __________________________________________
    Name:
    Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                                                Number of Shares of
                                              Underwritten Securities
Underwriters                                      To Be Purchased
------------                                  -----------------------

Unterberg Harris.........................



                                              -----------------------

                        Total............
                                              =======================

                                   SCHEDULE II





                                                       Number of Shares of
                                                           Underwritten
Selling                                                     Securities
Shareholders             Address                            To Be Sold
------------             -------                       -------------------
                                                                 --






                           TOTAL.................

                                  SCHEDULE III


                                                  Maximum Number
                                                of Shares of Option
Name                                           Securities to be Sold
----                                           ---------------------

ECCS, Inc.





                                               ---------------------
            Total...........................
                                               =====================